Exhibit 99.2

Midwest Pipeline Acquisition November 19, 2024 DT Midstream NYSE: DTM

 2  Safe Harbor Statement  New slide  Forward-Looking Statements  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” and other words of similar meaning in connection with a discussion of future operating or financial performance may signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream, including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on DT Midstream’s business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Expand Energy Corporation and other third parties in DT Midstream’s areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; DT Midstream’s ability to successfully and timely implement our business plan; DT Midstream’s ability to complete organic growth projects on time and on budget; DT Midstream’s ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; DT Midstream’s ability to fund and close the pending transaction described herein (the “Pending Transaction”), the anticipated timing and terms of the Pending Transaction, DT Midstream’s ability to realize the anticipated benefits of the Pending Transaction, and DT Midstream’s ability to manage the risks of the Pending Transaction; restrictions in DT Midstream’s existing and any future credit facilities and indentures; the effectiveness of DT Midstream’s information technology and operational technology systems and practices to prevent, detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond DT Midstream’s control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under DT Midstream’s commercial agreements; disruptions due to equipment interruption or failure at DT Midstream’s facilities, or third-party facilities on which DT Midstream’s business is dependent; the effects of future litigation; and the risks described in DT Midstream’s Annual Report on Form 10-K for the year ended December 31, 2023 and DT Midstream’s reports and registration statements filed from time to time with the SEC.  The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream’s forward-looking statements are expressly qualified in their entirety by this cautionary statement and DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements.   Any forward-looking statements speak only as of the date on which such statements are made. DT Midstream is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.  Market and Industry Data  This presentation includes market and industry data and forecasts that DT Midstream has obtained from industry publications, surveys, public filings and internal company sources that DT Midstream believes to be reliable, but there can be no assurance as to the accuracy or completeness of such included information. DT Midstream has not independently verified any of the data from third-party sources, nor has DT Midstream ascertained the underlying economic assumptions relied upon therein.

 3  Expanding DTM’s FERC Natural Gas Pipeline Network with Bolt-on Acquisition  Acquisition of three FERC-regulated, demand-pull interstate pipeline systems directly connected or proximal to DTM’s existing network  Assets provide >3.7 Bcf/d of capacity across ~1,300 miles of interstate pipelines  Direct access to Vector Pipeline, NEXUS Pipeline and Washington 10 Storage Complex  Positioned to serve long-term heating demand and power demand growth  Source of gas supply for utilities in America’s coldest states  Ideally situated to serve power demand growth, including coal-to-gas switching opportunities and rapidly growing data center demand  Acquiring 100% operating interest in three FERC-regulated pipelines, expanding DTM’s operational capabilities

Transaction Overview

Assets Acquired

- 100% operating interests in three FERC-regulated interstate pipelines: Viking Gas Transmission, Guardian Pipeline, and Midwestern Gas Transmission

Purchase Price

- Cash purchase price of $1.2B (no assumed debt)
- ~10.5x 2025E Adjusted EBITDA multiple

Expected Financing

- ~$900MM debt
- ~$300MM common equity

Transaction Accretion

- Immediately accretive to Distributable Cash Flow[1]
- No synergies assumed
- Increases growth investment backlog
- Provides new base for dividend and 5-7% long-term Adjusted EBITDA growth targets

Expected Close

- Expected closing in late 2024 or early 2025, after receipt of customary regulatory approvals and satisfaction of other customary closing conditions

DT Midstream

1. Definition of Distributable Cash Flow (non-GAAP) included in the appendix



4

Acquisition Fully Aligns with DTM's Investment Thesis

Highly complementary to DTM's existing business

		Fit
Pure Play Natural Gas	• 100% natural gas pipelines • Complementary to DTM's existing assets and business strategy; enhancing DTM's operating capabilities with new team	✓
Leading Portfolio Mix	• Operating ownership in FERC-regulated natural gas pipelines • Increases Pipeline segment mix	✓
Premier Geographic Presence	• Premier assets located in strong heating demand markets • Forecasted power demand growth from coal retirements and data centers	✓
Durable Contracting	• Demand-based contracts • Purpose-built pipeline assets with long-standing utility customers	✓
Strong Credit Profile	• ~90% demand-pull customers, driven by utilities • ~85% investment grade customer base	✓

DT Midstream

5

High Quality, Premier Pipeline Assets Serving the Upper Midwest



Manitoba
VIKING GAS P/L
Ontario
Minnesota
Gas flow
Wisconsin
Viking Gas Transmission
Gas flow
South Dakota

Viking Gas Transmission

- Acquiring 100% interest
- ~675-mile pipeline
- ~1.0 Bcf/d design capacity
- Key interconnects include TransCanada, Northern Natural, and ANR

Connects Canadian supply to key utility customers across the upper Midwest



VIKING GAS P/L
GUARDIAN P/L
MIDWESTERN GAS P/L
DTM PIPELINE
Wisconsin
Guardian Pipeline
Gas flow
Illinois
DTM VECTOR
Indiana

Guardian Pipeline

- Acquiring 100% interest
- ~260-mile pipeline
- ~1.3 Bcf/d design capacity
- Key interconnects include Vector Pipeline, Midwestern Gas Transmission, NGPL, Northern Border

Connects Chicago hub to key Wisconsin demand centers and Appalachian supply



DTM VECTOR
GUARDIAN P/L
DTM PIPELINE
MIDWESTERN GAS P/L
Illinois
Indiana
Ohio
Midwestern Gas Transmission
Gas flow
Kentucky
Missouri
Tennessee

Midwestern Gas Transmission

- Acquiring 100% interest
- ~400-mile pipeline
- ~1.5 Bcf/d design capacity
- Key interconnects include Rockies Express, ANR, NGPL, Northern Border, Guardian Pipeline, and TGP

Bi-directional header service to Midwestern markets with Appalachian supply access

DT Midstream
6

Source: S&P Global Commodity Insights  7  Assets Serve Attractive and Durable Markets  Resilient heating demand drives strong utilization, with future increased power demand  Strong residential and commercial heating demand supports long-term utilization  Assets located in the top region for heating degree days  Provide service to long-term, resilient space heating demand centers  Forecasted power demand growth provides commercial opportunities  Expected to experience 44% growth in gas-fired generation by 2045  53 GW of aging coal-fired generation located across the footprint, with significant retirements expected in the coming years  ~50 TWh of new electricity demand projected from data centers in Midwest by 2030  Forecasted MISO Gas Burn in the Power Sector (TWh)  2025  2045  +44%

 Based on acquired pipeline firm customer contracts as of Oct. 2024  8  High Credit Quality Demand-Pull Customer Base  Primarily investment grade credit utility customers  Utilities, power plants, municipalities & industrials  Investment Grade  ~90%  ~85%        Highly contracted with strong demand-pull customers  Premier assets with long-standing utility customers  Continues diversification of DTM customer mix  Customer Type1  Customer Credit1    Investment Grade customer base  Acquired Assets Profile

 9  Highly Complementary, Interconnected Assets  Combined asset platform enables growth in pipeline and storage services  Canadian Supply  Transport to/from Gulf Coast  Marcellus/  Utica Supply  Direct connectivity to Vector and NEXUS to access Appalachia supply  New assets can access DTM’s existing storage  Expands DTM’s scale, operating team and capabilities  Drives accretive commercial opportunities with larger footprint and service options

 Definition of Distributable Cash Flow (non-GAAP) included in the appendix  Includes DTM’s proportionate share (based on ownership) in asset-level debt at joint venture pipelines  Definition of Adjusted EBITDA (non-GAAP) included in the appendix  Dividend policy is subject to change and any dividend payment is subject to board approval and various other factors   10  Acquisition Enhances DTM’s Financial Profile  Preserve balance sheet strength  Transaction is immediately accretive to Distributable Cash Flow1  Committed to maintain investment-grade leverage profile and financial policies  Long-term 4x leverage ratio ceiling (proportional2)   Supports and enhances growth profile  Provides new base for 5-7% long-term Adjusted EBITDA3 growth target  Improved dividend coverage from assets with highly resilient, regulated cash flow  Committed to grow dividend4 along with Adjusted EBITDA   Increases organic growth project backlog  Continue to advance existing $1.3 billion organic growth project backlog  Incremental organic growth added to project backlog from the acquisition  Supports investment-grade credit profile and industry leading organic growth

 11  Appendix

 12  Non-GAAP Definitions  Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures  New slide  Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.     Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.     Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.